EFH Corp. Q4 09 Investor Call February 19, 2010 Exhibit 99.2

Safe Harbor Statement
This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in EFH Corp.'s filings with the Securities and Exchange
Commission (SEC).  In addition to the risks and uncertainties set forth in EFH Corp.'s SEC filings, the forward-looking statements in this presentation regarding the company’s long-
term hedging program could be affected by, among other things: any change in the ERCOT electricity market, including a regulatory or legislative change, that results in wholesale electricity prices not being largely correlated to natural gas prices; any decrease in market heat rates as the long-term hedging program generally does not mitigate exposure to changes in market heat rates; the unwillingness or failure of any hedge counterparty or the lender under the commodity collateral posting facility to perform its obligations; or any other unforeseen event that results in the inability to continue to use a first lien to secure a substantial portion of the hedges under the long-term hedging program.  In addition, the forward-looking statements in this presentation regarding the company’s new generation plants could be affected by, among other things, any adverse judicial rulings with respect to the plants’ construction and operating permits.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the appendix to this presentation.

2 Today’s Agenda Paul Keglevic Executive Vice President & CFO Financial and Operational Overview 2009 Review Q&A

3
22 22 - Land
(310) - 310
Intangible assets
(147) - 147
Natural gas-fueled generation plants
(8,860) - 8,860 Goodwill
171 - (171) Goodwill impairment applicable to minority interests
Non-cash impairment charges:
(56) (56) -
Debt extinguishment gain -
November 2009 debt exchange
(367)
1
983
(1,642)
(8,855)
Q4 08
16 (351)
Adjusted (non-GAAP) operating
income (loss) attributable to EFH Corp.
(1,093) (110) Unrealized mark-to-market net losses
(gains)
on interest rate swaps
(14)
(330)
137
Q4 09
(15) Other (noncash)
1,312
Unrealized commodity-related mark-to-market net (gains) losses
Items excluded from adjusted (non-GAAP) operating
earnings (after tax):
8,992 GAAP net income (loss) attributable to EFH Corp.
Change Factor
Consolidated: reconciliation of GAAP net income (loss) to adjusted (non-GAAP)
operating
results
1
Q4 08 vs. Q4 09; $ millions, after tax
1
See Appendix for Regulation G reconciliations and definitions.
2
Q4 08 includes impairment of trade name and emissions allowances.
3
Q4 09 represents a $14 million (after tax) adjustment to a liability recorded in purchase accounting related to a terminated outsourcing agreement.
EFH Corp. Adjusted (Non-GAAP) Operating Results - QTR

22 22 - Land
(632) - 632
Intangible assets
(147) - 147
Natural gas-fueled generation plants
(8,770) 90 8,860 Goodwill
171 - (171) Goodwill impairment applicable to minority interests
Non-cash impairment charges:
(56) (56) -
Debt extinguishment gain -
November 2009 debt exchange
(876)
34
960
(1,500)
(9,838)
FY 08
24 (852)
Adjusted (non-GAAP) operating
income (loss) attributable to EFH Corp.
(1,412) (452) Unrealized mark-to-market net losses
(gains)
on interest rate swaps
(12)
(788)
344
FY 09
(46) Other (noncash)
712
Unrealized commodity-related mark-to-market net (gains) losses
Items excluded from adjusted (non-GAAP) operating
earnings (after tax):
10,182
GAAP net income (loss) attributable to EFH Corp.
Change Factor
Consolidated: reconciliation of GAAP net income (loss) to adjusted (non-GAAP)
operating
results
1
FY 08 vs. FY 09; $ millions, after tax
1
See Appendix for Regulation G reconciliations and definitions.
2
2008 includes impairment of trade name and emissions allowances.
3
2008 includes $17 million (after tax) representing a reserve established against accounts receivable (excluding termination-related costs) from affiliates of Lehman Brothers Holdings, Inc.
arising from commodity hedging and trading activities, all of which were terminated in September 2008.  2009 includes $16 million (after tax) representing a write-off of rate case disallowed regulatory assets, $14 million (after tax) arising from the reversal of a use tax accrual recorded in purchase accounting related to periods prior to the merger in October 2007 and $14 million (after tax) representing an adjustment to a liability recorded in purchase accounting related to a terminated outsourcing agreement.
EFH Corp. Adjusted (Non-GAAP) Operating Results - FY
2
3

5 5
Consolidated:
key drivers of the change in EFH Corp. (non-GAAP) operating results
Q4 09 vs. Q4 08; $ millions, after tax
(6) Higher amortization of retail intangible assets arising from purchase accounting
(8) Higher marketing costs and employee related expenses
18 Improvement in the effective tax rate due to lower interest rates applied to uncertain tax positions
(4) Higher retail bad debt expense
(11)
(31) Higher costs reflecting amort. of reg. assets approved for recovery, AMS implementation & higher transmission fees
(8) Higher operating costs due to the new plants
(11) Higher interest expense primarily due to lower capitalized interest
25 Impact of new lignite-fueled generation units
Description/Drivers
Better
(Worse)
Than
Q4 08
Competitive business :
Higher margin from asset management & the retail business 39
Lower amortization of intangibles arising from purchase accounting 13
Lower purchased power costs during unplanned plant outages 10
Contribution margin     87
Higher depreciation reflecting new lignite-fueled generation facilities & ongoing generation fleet investment (22)
All other - net 4
Total increase – Competitive business 39
Regulated Delivery segment:
Higher revenues driven by rate increases including tariffs approved in the 2009 rate order 26
Higher depreciation reflecting infrastructure investment & higher depreciation rates approved in the 2009 rate order (19)
Total decrease – Regulated Delivery segment (24)
Net income attributable to noncontrolling interests 1
Total change in adjusted (non-GAAP) operating results 16
1 Competitive business consists of Competitive Electric segment and Corp. & Other.
EFH Corp. Adjusted (Non-GAAP) Operating Results – QTR
1
Lower other income – primarily due to insurance proceeds received in 2008 related to a mining equipment claim

6 6
(23) Higher retail bad debt expense due to customer losses, new system conversion & general economic conditions
20 Lower nuclear plant maintenance costs reflecting two nuclear refueling outages in 2008 vs. one in 2009
(25) Higher amortization of retail intangible assets arising from purchase accounting
(26) Higher depreciation reflecting the new lignite-fueled generation facilities & ongoing generation fleet investment
(18) Higher operating costs due to the new plants
(32) Higher costs related to the transition of outsourced services & new retail customer care system
(71) Higher costs reflecting higher transmission fees, amort. of reg. assets approved for recovery & AMS implementation
30 Higher output from nuclear-fueled plants
25 Impact of new lignite-fueled generation units
Description/Drivers
Better
(Worse)
Than
FY 08
Competitive business :
Higher margin from asset management & the retail business 108
Lower purchased power costs during unplanned plant outages 68
Lower amortization of intangibles arising from purchase accounting 43
Effect on retail business of Hurricane Ike in 2008 13
Contribution margin     287
Higher interest expense reflecting increased amortization of interest rate hedge losses (66)
All other – net 4
Total increase - Competitive business 121
Regulated Delivery segment:
Higher revenues driven by rate increase, partially offset by the effects of milder weather & weaker economy 71
Higher depreciation reflecting infrastructure investment & higher depreciation rates approved in the 2009 rate order (42)
All other - net (2)
Total decrease – Regulated Delivery segment (44)
Net income attributable to non-controlling interests (53)
Total change in adjusted (non-GAAP) operating results 24
1 Competitive business consists of Competitive Electric segment and Corp. & Other.
EFH Corp. Adjusted (Non-GAAP) Operating Results – FY
1
Consolidated key drivers of the change in EFH Corp. (non-GAAP) operating results
FY 09 vs. FY 08; $ millions, after tax

1 See Appendix for Regulation G reconciliations and definitions.
2 Twelve months ended December 31. FY 08 and FY 09 include $21 million and $13 million, respectively, of Corp. & Other Adjusted EBITDA.
EFH Corp. had solid earnings performance despite the difficult economic environment largely due to the effectiveness of our hedge program and operational improvements.
EFH Corp. Adjusted EBITDA (non-GAAP)
FY 09 vs. FY 08 ; $ millions
TCEH
Oncor
FY 08 FY 09
6%
EFH Corp. Earnings Performance
4,857
4,578
3,242
3,505
1,315
1,339
2%
8%
1
2

Luminant Operational Results
Nuclear-fueled generation; GWh
20,104
4,592
FY 08
Q4 08
Coal-fueled generation; GWh
11,226
12,769
FY 09
Q4 08
2%
QTR
Q4 09
FY 08
44,923
45,684
4,770
19,218
Q4 09
FY 09
1
Q4 09 and FY 09 generation from Sandow 5 and Oak Grove 1 of 1,348 GWh and 1,443 GWh, respectively.
2
Variance does not include generation from Sandow 5 and Oak Grove 1.
Oak Grove & Sandow 5
Legacy coal plants
2009 Nuclear Plant Results:
One outage in 2009 vs. two outages in
2008
Company record safety performance
Completed 4% up-rate of Units 1 (late
2008) & 2 (2009)
4th shortest refueling outage in
Luminant history
Top decile industry performance
2009 Lignite/Coal Plant Results:
Company record safety performance
New plants produced 1.3 TWh
Better plant performance of ~70 GWh
offset by higher economic backdown of
~750 GWh
Top quartile industry performance
5%
FY
2%
FY
4%
QTR
1
2
Strong performance from the nuclear fleet in FY 09.
Improved performance from the coal fleet in FY 09.

9 9
TXU Energy Operational Results
Competitive activity continues.
FY 09 business customer growth offset economic impacts.
Q4 08 Q4 09
Total residential customers
End of period, thousands
Retail electricity sales volumes by customer
class; GWh
1,876
1,862
2009 Results
Lower residential sales volumes driven
by lower customer counts
Business load growth attributable to new
customers offset by reduced customer
usage as a result of a weaker economy
Lower residential customer counts reflect
competitive activity in the marketplace
Highest recorded level of overall
customer satisfaction
1
Small business customers
2
Large commercial and industrial customers
FY 09
3%
FY
SMB
LCI
Residential
FY 08
49,443
50,581
10,537
11,136
6%
QTR
Q4 09 Q3 09
1,914
1,862
Q4 09 Q4 08
1%
QTR
2%
FY
5,982 5,734
2,994 3,668
1,734
1,561
28,135
28,046
14,573 13,945
7,962
7,363
1
2

16,169 15,483
69,100
65,077
38,728
38,299
7,704
7,800
Oncor Operational Results
Electricity distribution points of delivery
End of period, thousands of meters
Electric energy billed volumes; GWh
Q4 08 Q4 09
Q4 08 Q4 09
SMB & LCI volumes in Q4 09 & FY 09 declined 4% & 6%, respectively.
Growth below ERCOT estimated CAGR of 2.5%
2009 Results
Lower energy volumes due to a weaker
economy
Improved reliability
–
shorter interruption
durations
Execution of AMS plan
–
~350,000 advanced
meters installed during the fourth quarter;
9 of 14 CREZ-related Certificates of
Convenience and Necessity filed with the
Public Utility Commission of Texas (PUC)
SAIDI (nonstorm) ; Minutes
Q4 08
Q4 09
84.5
85.4
Shorter interruption durations
1
System Average Interruption Duration Index (nonstorm) is the average number of minutes electric service is interrupted per consumer in a year.
2
SMB – small business; LCI – large commercial and industrial
Residential
SMB & LCI
3%
QTR
1%
2008 2009
23,187
23,969
103,376
107,828
3,123
3,145
4%
FY
1%
1
2
~660,000 through December 31, 2009

Short Term Investments
EFH Corp. Liquidity Management
2,700
953
1,721
1,250
851
399
490
1,161
Facility Limit LOCs/Cash Borrowings Availability
3,771
1,804
3,950
EFH Corp. (excluding Oncor) available liquidity
As of 12/31/09; $ millions
4
•
Liquidity does not reflect $500
million principal amount of 10%
Senior Secured Notes due 2020
issued in January 2010.
•
Liquidity reflected in the table
does not include the unlimited
capacity available under the
Commodity Collateral Posting
Facility for ~600 million MMBtu
of natural gas hedges.
Cash and Equivalents
TCEH Letter of Credit Facility
1
TCEH Revolving Credit Facility
2
EFH Corp. and TCEH have sufficient liquidity to meet their anticipated short-term needs, but
1 Facility to be used for issuing letters of credit for general corporate purposes. Cash borrowings of $1.250 billion were drawn on this facility in October 2007, and, except for $115 million related to a letter of credit drawn in June 2009, have been retained as restricted cash.  Outstanding letters of credit are supported by the restricted cash.
2
Facility availability includes $141 million of undrawn commitments from a subsidiary of Lehman Brothers that has filed for bankruptcy.  These funds are only available from the fronting banks and the swingline lender, and exclude $26 million of requested draws not funded by the Lehman subsidiary.
3 Includes $425 million cash and $65 million letter of credit investment, maturing on 3/31/10, in collateral funding transactions with counterparties to certain interest rate swaps and commodity hedging transactions.
4
Pursuant to the Public Utility Commission of Texas (PUC) rules, TCEH is required to maintain available liquidity to assure adequate credit worthiness of TCEH’s retail electric provider subsidiaries, including the ability to return customer deposits, if necessary.  As a result, at 12/31/09, the total availability under the TCEH credit facilities should be further reduced by
$228 million.
will continue to monitor market conditions to ensure financial flexibility.
3

1
Current Maturity Profile
EFH Corp. debt maturities (excluding Oncor), 2010-2020 and thereafter
As of 12/31/09; $ millions
19,338
1,952
1,029
4,857
4,632
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020+
309
665
251
305
20,369
2
4,880
1,973
4,672
11
TCEH-Secured EFH Corp EFCH TCEH-Revolver TCEH-Unsecured
1,500
2,545
2
267
$2.70 billion Revolving Credit
Facility expires in 2013
$1.25 billion LOC Facility
expires in 2014
Nov. 2009 Exchange - $115 million of New
EFH Debt and $141 million of New EFIH Debt
both due 2019 was exchanged for $357
million of Old Debt
Nov. 2009 Exchange reduced
2017 maturities by $181
million
Issued $500 million
of New Debt due
2020 in Jan. 2010
Nov. 2009 Exchange reduced
2015 maturities by $143
million
EFH continues to explore opportunities to improve the enterprise’s maturity profile.
983
EFIH
1
Includes amortization of the $4.1 billion Delayed Draw Term Loan and additional debt issued in May and November 2009 related to the PIK election of the EFH and TCEH Toggle Notes.
2
Excludes borrowings under the TCEH Revolving Credit Facility maturing in 2013, the Deposit Letter of Credit maturing in 2014 and unamortized discounts and premiums.

2010 TCEH Adjusted EBITDA (Non-GAAP) Key Drivers
No
Guidance
for 2010
$300 - $400
$100 - $200
$0 - $100
$325 - $425
2010 Est. Impact vs.
2009 (millions) Drivers Assumptions
New Build
11-13 TWh
$7.80/MMBtu hedge price
7.2-7.4 heat rate
$56-$58/MWh power price
$34-$37/MWh margin
Retail
Potential retail margin improvement
driven by lower commodity environment
and reduced bad debt
PRB
Higher delivered PRB coal costs
$10-$12/ton
10-15 million tons
Commodity
Lower effective NG hedge
$0.34/MMBtu
500-550 MMBtu
Lower effective HR hedge
$2-$3/MWh
60-70 TWh
1
See Appendix for Regulation G reconciliations and definitions.
2
Total new build generation for 2010. Assumes performance for initial start-up year of operations for Oak Grove 1 and Sandow 5 and mid-year substantial completion for Oak Grove 2.
Illustrative for discussion purposes
3,505
TCEH Adjusted EBITDA
$ millions
2009
1
2
-
-
-
-
-
-

1
  Open EBITDA estimates assume generation is sold at market observed forward prices less production costs and retail volumes are sold at market observed retail rates and historical retail profitability percentage.  Estimates exclude all impacts of natural gas and power hedging activities, specifically the impacts of the TCEH Long-Term Hedging
Program and any heat rate hedges. Additionally, this calculation includes provisions for fuel expense and O&M based on expected power generation output along with purchased power for sales to retail customers, and SG&A based on the generation output and sales to retail customers.  The inability to predict the timing and amount of future items makes a detailed reconciliation of the projections to a GAAP measure impracticable.  See Appendix for Regulation G definition.
2   Estimated wholesale power prices for 2010 are based on average ERCOT NZ prices as of 12/31/09.
3   Includes fuel (excluding nuclear fuel amortization), O&M and SG&A expenses.
4
Based on an 11¢ / kWh average residential new offer pricing as reflected on the Power to Choose website at www.powertochoose.org and ~50 TWh of historical TXU Energy total sales.
5    Calculation assumes a 35.0% overall tax rate.
TCEH Open EBITDA (Non-GAAP) Estimate
2010E
%
$
$/MWh
$/MWh
TWh
Units
5-10%
$5.3 - $5.7B
$25 - $27
$42 - $44
72 – 78
2010E
Estimated power price
Assumptions
Retail
Revenues
Profitability percentage (after tax)
Wholesale
Total baseload generation
Average baseload cost
TCEH Open EBITDA (non-GAAP)  Estimate
10E: $ millions
$1,600 - $2,200
1
2
3
4
5

15 Today’s Agenda John Young President & CEO 2009 Review Financial and Operational Overview Q&A

16 Today’s Agenda EFH Corp. Senior Executive Team 2009 Review Q&A Financial and Operational Overview

17 Questions & Answers

18 Appendix – Additional Slides and Regulation G Reconciliations Appendix

19 19
Luminant Solid-Fuel Development Program
Sandow Power Plant Unit 5
Rockdale, Texas
Oak Grove Power Plant
Robertson County, Texas
Texas lignite Texas lignite Primary fuel
~94% 100% Percent complete at 12/31/09
January 2010 August 2009 Initial synchronization
December 2009
~800 MW
Unit 1 Unit 2
Estimated net capacity ~800 MW
Substantial completion date Mid-2010
Estimated net capacity ~580 MW
Primary fuel Texas lignite
Initial synchronization July 2009
Substantial completion date September 2009
• Sandow 5 and Oak Grove 1 lignite-fueled generating units achieved substantial completion on
September 30
th
and December 22
nd
, respectively.
•
Luminant’s
construction of the new Oak Grove 2 lignite-fueled generating unit continues to track on time and on budget .
1
Substantial completion date is the contractual milestone when Luminant takes over operations of the unit from the EPC contractor.
1
1

20 20 20
Unrealized Mark-To-Market Impact Of Hedging
Unrealized mark-to-market impact of hedging program
12/31/09 vs. 12/31/08; mixed measures, pre-tax
~($0.4)
--
--
--
--
~$0.4
~$6.11
~$8.16
~173
2009 Factor Measure 2010 2011 2012 2013 2014
Total or
Avg.
12/31/08
Natural gas hedges mm MMBtu ~450 ~502 ~492 ~300 ~101 ~2,018
Wtd. avg. hedge price
1
$/MMBtu ~$7.82 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$7.13 ~$7.31 ~$7.23 ~$7.15 ~$7.15
Cum. MtM gain at 12/31/08
2
$ billions ~$0.3 ~$0.0 ~$0.0 ~$0.0 ~$0.2 ~$0.9
12/31/09
Natural gas hedges
3
mm MMBtu ~240 ~447 ~490 ~300 ~97 ~1,574
Wtd. avg. hedge price
1
$/MMBtu ~$7.79 ~$7.56 ~$7.36 ~$7.19 ~$7.80
Natural gas prices $/MMBtu ~$5.79 ~$6.34 ~$6.53 ~$6.67 ~$6.84
Cum. MtM gain at 12/31/09
2
$ billions ~$0.8 ~$0.4 ~$0.4 ~$0.2 ~$0.2 ~$2.0
2009 MtM gain $ billions ~$0.5 ~$0.4 ~$0.4 ~$0.2 ~$0.0 ~$1.1
Decreases in natural gas prices during 2009 resulted in a ~$1.1 billion
(~$710 million after tax) unrealized mark-to-market net gain in GAAP income for 2009.
1
Weighted average prices are based on NYMEX Henry Hub prices of forward natural gas sales positions in the long-term hedging program (excluding the impact of offsetting purchases for rebalancing and pricing point basis transactions).  Where collars are reflected, sales price represents the collar floor price.  12/31/09 prices for 2010 represent January 1, 2010 through December 31, 2010 values.
2
MtM values include the effects of all transactions in the long-term hedging program including offsetting purchases (for re-balancing) and natural gas basis deals.
3
As of 12/31/09. 2010 represents January 1, 2010 through December 31, 2010 volumes. Where collars are reflected, the volumes are estimated based on the natural gas price sensitivity (i.e., delta position) of the derivatives.  The notional volumes for collars are approximately 150 million MMBtu, which corresponds to a delta position of approximately 97 million MMBtu in 2014.

21 21 21
TCEH Natural Gas Exposure
TCEH Natural Gas Position
10-14
1
; million MMBtu
Hedges Backed by Asset First Lien
Open Position
1
As of 12/31/09.  Balance of 2010 is from February 1, 2010 to December 31, 2010.  Assumes conversion of electricity positions based on a ~8.0 heat rate with natural gas being on the margin ~75-90% of the time (i.e. when other technologies are forecast to be on the margin, no natural gas position is assumed to be generated).
2
Includes estimated retail/wholesale effects.  2010 position includes ~10 million MMBtu of short gas positions associated with proprietary trading positions; excluding these positions,
2010 position is ~99% hedged.
286
98
22
161
366
286
124
45
89
512
590
601
5
47
97
300
177
308
501
609
613
BAL 10 2011 2012 2013 2014
100% Hedge Level
~411 — ~5 ~22 ~98 ~286
million
MMBtu TXUE and Luminant net positions
Factor Measure BAL 10 2011 2012 2013 2014
Total or
Average
Natural gas hedging program
million
MMBtu ~224 ~447 ~490 ~300 ~97 ~1,558
Overall estimated percent of total
NG position hedged percent ~102% ~92% ~85% ~50% ~16% ~68%
TXUE and Luminant Net Positions
Hedges Backed by CCP
2
TCEH has hedged approximately 68% of its estimated Henry Hub-based natural gas price exposure from February 1, 2010  through December 31, 2014 .  More than 99% of the NG Hedges are supported directly by a first lien or by the TCEH Commodity Collateral Posting Facility.

22 22 22
EFH Corp. Adjusted EBITDA Sensitivities
Commodity
Percent Hedged at
December 31, 2009 Change
10E Impact
$ millions
7X24 market heat rate (MMbtu/MWh) ~75 0.1 MMBtu/MWh ~10
NYMEX gas price ($/MMBtu) ~100 $1/MMBtu ~9
Texas gas vs. NYMEX Henry Hub price ($/MMBtu) >95 $0.10/MMBtu ~1
Diesel ($/gallon) >95 $1/gallon ~1
Base coal ($/ton) ~90 $5/ton ~10
Nuclear fuel ($/lb) ~100 $10/lb. ~0
Generation operations
Baseload generation (TWh) n.a. 1 TWh ~25
Retail operations Balance of 2010
Residential contribution margin ($/MWh) 28 TWh $1/MWh ~28
Residential consumption 28 TWh 1% ~8
Business markets consumption 23 TWh 1% ~5
Impact on EFH Corp. Adjusted EBITDA
10E; mixed measures
The majority of 2010 commodity-related risks are significantly mitigated.
3,4
3
2
5
6
1
1
2010 estimate based on commodity positions as of 12/31/09, net of long-term hedges and wholesale/retail effects, excludes gains and losses incurred prior to December 31, 2009.
See Appendix for definition.
2
Simplified representation of heat rate position in a single TWh position.  In reality, heat rate impacts are differentiated across plants and respective pricing periods: baseload (linked primarily to changes in North Zone 7x24), natural gas plants (primarily North Zone 5x16) and wind (primarily West Zone 7x8).
3
Assumes conversion of electricity positions based on a ~8.0 market heat rate with natural gas being on the margin ~75-90% of the time (i.e., when coal is forecast to be on the margin, no natural gas position is assumed to be generated).
4
The percentage hedged represents the amount of estimated natural gas exposure based on Houston Ship Channel (HSC) gas price sensitivity as a proxy for Texas gas price.
5
Includes positions related to fuel surcharge on rail transportation.
6
Excludes fuel surcharge on rail transportation.

23 23 23
Commodity Prices
2.94%
$9.28
$1.85
$40.88
6.92
$5.93
$6.38
Q4 08 Actual Commodity Units Q4 09 Actual FY 09 Actual BOY 10E
NYMEX gas price $/MMBtu $4.26 $3.92 $5.79
HSC gas price $/MMBtu $4.25 $3.75 $5.73
7x24 market heat rate (HSC) MMbtu/MWh 7.52 8. 09 7.49
North Zone 7x24 power price $/MWh $31.68 $29.78 $42.84
Gulf Coast ultra-low sulfur diesel $/gallon $1.96 $1.66 $2.17
PRB 8400 coal $/ton $7.18 $9.15 $8.50
LIBOR interest rate percent 0.52% 1.11% 0.98%
Commodity prices
1
Q4 08, Q4 09, FY 09 and BOY 10E; mixed measures
1
BOY 10 estimate based on commodity prices as of 12/31/09 for January 2010 through December 2010.
2
Based on NYMEX forward curve
3
Based on market clearing price for energy
2
3

Operating revenues less fuel, purchased power costs, and delivery fees, plus or minus net gain (loss) from commodity hedging and trading activities, which on an adjusted (non-GAAP) basis, exclude unrealized gains and losses.
The purchase method of accounting for a business combination as prescribed by GAAP, whereby the purchase price of a business combination is allocated to identifiable assets and liabilities (including intangible assets) based upon their fair values. The excess of the purchase price over the  fair values of assets and liabilities is recorded as goodwill. Depreciation and amortization due to purchase accounting represents the net increase in such noncash expenses due to recording the fair market values of property, plant and equipment, debt and other assets and liabilities, including intangible assets such as emission allowances, customer relationships and sales and purchase contracts with pricing favorable to market prices at the date of the Merger.  Amortization is reflected in revenues, fuel, purchased power costs and delivery fees, depreciation and  mortization, other income and interest expense in the income statement.
Open EBITDA estimates assume generation is sold at market observed forward prices less production costs and retail volumes are sold at market observed retail rates and historical retail profitability percentage. Estimates exclude all impacts of natural gas and power hedging activities, specifically the impacts of the TCEH Long-Term Hedging Program and any heat rate hedges. Additionally, this calculation includes provisions for fuel expense and O&M based on expected power generation output along with purchased power for sales to retail customers, and SG&A based on the generation output and sales to retail customers.
Financial Definitions
Refers to the results of the Regulated Delivery segment, which consists of Oncor. Regulated Delivery segment
Results
Open EBITDA
(non-GAAP)
Refers to the combined results of the Competitive Electric segment and Corporate & Other.
Contribution Margin (non-
GAAP)
Net income (loss) from continuing operations before interest expense and related charges, and income tax expense (benefit) plus depreciation and amortization.
EBITDA
(non-GAAP)
Generally accepted accounting principles.
GAAP
Purchase Accounting
Net income (loss) adjusted for items representing income or losses that are not reflective of underlying operating results.  These items include unrealized mark-to-market gains and losses, noncash impairment charges and other charges, credits or gains that are unusual or nonrecurring.
EFH Corp. uses adjusted (non-GAAP) operating earnings as a measure of performance and believes that analysis of its business by external users is enhanced by visibility to both net income (loss) prepared in accordance with GAAP and adjusted (non-GAAP) operating earnings
(losses).
Adjusted (non-GAAP)
Operating Results
EBITDA adjusted to exclude interest income, noncash items, unusual items, interest income, income from discontinued operations and other adjustments allowable under the EFH Corp. Senior Notes bond indenture.  Adjusted EBITDA plays an important role in respect of certain covenants contained in the EFH Corp. Senior Notes.  Adjusted EBITDA is not intended to be an alternative to GAAP results as a measure of operating performance or an alternative to cash flows from operating activities as a measure of liquidity or an alternative to any other measure of financial performance presented in accordance with GAAP, nor is it intended to be used as a measure of free cash flow available for EFH
Corp.’s discretionary use, as the measure excludes certain cash requirements such as interest payments, tax payments and other debt service requirements.  Because not all companies use identical calculations, Adjusted EBITDA may not be comparable to similarly titled measures of other companies.
Adjusted EBITDA
(non-GAAP)
Definition Measure
Competitive Business Results

Table 1: EFH Corp. Adjusted EBITDA Reconciliation
Twelve Months Ended December 31, 2008 and 2009
$ millions
(10) - Amortization of ”day one” net loss on Sandow 5 power purchase agreement
(87) - Net gain on debt exchange offers
64 (160) Net income (loss) attributable to noncontrolling interests
3 - EBITDA amount attributable to consolidated unrestricted subsidiaries
(1,225) (2,329) Unrealized net (gain) loss resulting from hedging transactions
29
1,221
8,000
460
76
(27)
1,582
(496)
(3,764)
1,610
4,935
(471)
(9,838)
FY 08
12 Losses on sale of receivables
90 Impairment of goodwill
42 Impairment of assets and inventory write-down
4
346 Purchase accounting adjustments
(45) Interest income
95 Amortization of nuclear fuel
Adjustments to EBITDA (pre-tax):
(1,354) Oncor EBITDA
216 Oncor distributions/dividends
2,912 Interest expense and related charges
5,377
1,754
367
344
FY 09
Net income (loss) attributable to EFH Corp.
Income tax expense (benefit)
Depreciation and amortization
EBITDA
Factor
Note: Table and footnotes to this table continue on following page
1
2
3

1

2008 amount includes $1.253 billion distribution proceeds from the sale of Oncor noncontrolling interests.
2

Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped-up value of nuclear fuel.  Also includes certain credits not recognized in net income due to purchase accounting.
3

2009 amount reflects the completion in the first quarter of 2009 of the fair value calculation supporting the goodwill impairment charge that was recorded in the fourth quarter of 2008.
4

Includes impairment of emissions allowances and trade name intangible assets, impairment of land and the natural gas-fueled generation fleet and charges related to the cancelled development of coal-fueled generation facilities.
5

Accounted for under accounting standards related to stock compensation and exclude capitalized amounts.
6

Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
7

Includes professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
8

Includes costs related to the Merger and abandoned strategic transactions, outsourcing transition costs, administrative costs related to the cancelled program to develop coal-fueled facilities, the Sponsor management fee, costs related to certain growth initiatives and costs related to the Oncor sale of noncontrolling interests.
9

Includes the amount received for property damage to certain mining equipment.
10
2009 amount primarily represents reversal of certain liabilities accrued in purchase accounting and recorded as other income, partially offset by restructuring and nonrecurring activities.  2008 amount includes a litigation accrual, a charge related to the bankruptcy of a subsidiary of Lehman Brothers Holdings Inc., and other restructuring initiatives and nonrecurring activities.
11
Reflects noncapital outage costs.
- (21) Insurance settlement proceeds
9
4,857
1,123
3,734
100
(14)
81
22
10
11
FY 09
4,578
(267)
4,845
100
35
64
45
3
27
FY 08
Severance expense
6
Non-cash compensation expense
5
Adjusted EBITDA per Incurrence Covenant
Adjusted EBITDA per Restricted Payments Covenant
Expenses incurred to upgrade or expand a generation station
11
Add back Oncor adjustments
Transaction and merger expenses
8
Transition and business optimization costs
7
Restructuring and other
10
Factor
Table 1: EFH Adjusted EBITDA Reconciliation (continued from previous page)
Twelve Months Ended December 31, 2008 and 2009
$ millions

Table 2: TCEH Adjusted EBITDA Reconciliation
Twelve Months Ended December 31, 2008 and 2009
$ millions
3
10
29
-
-
(2,329)
-
1,210
8,000
413
76
(60)
(4,263)
1,092
3,918
(411)
(8,862)
FY 08
6 Corp. depreciation, interest and income tax expense included in SG&A
12 Losses on sale of receivables
(10) Amortization of ”day one” net loss on Sandow 5 power purchase agreement
10 Severance expense
5
1 Non-cash compensation expense
4
70 Impairment of goodwill
3 EBITDA amount attributable to consolidated unrestricted subsidiaries
36 Impairment of assets and inventory write-down
299 Purchase accounting adjustments
(64) Interest income
95 Amortization of nuclear fuel
(1,225) Unrealized net (gain) loss resulting from hedging transactions
Adjustments to EBITDA (pre-tax):
1,833 Interest expense and related charges
4,161
1,172
447
709
FY 09
Net income (loss)
Income tax expense (benefit)
Depreciation and amortization
EBITDA
Factor
Note: Table and footnotes to this table continue on following page
3
2
1

Table 2: TCEH Adjusted EBITDA Reconciliation (continued from previous page)
Twelve Months Ended December 31, 2008 and 2009
$ millions
- (21) Insurance settlement proceeds
8
3,507
15
250
3,242
100
31
10
33
FY 08
25 Transition and business optimization costs
6
5 Transaction and merger expenses
7
38
Other adjustments allowed to determine Adjusted EBITDA per Maintenance
Covenant
11
3,505 Adjusted EBITDA per Incurrence Covenant
3,634 Adjusted EBITDA per Maintenance Covenant
100 Expenses incurred to upgrade or expand a generation station
10
91 Expenses related to unplanned generation station outages
10
(19)
FYD 09
Restructuring and other
9
Factor
1 Includes amortization of the intangible net asset value of retail and wholesale power sales agreements, environmental credits, coal purchase contracts, nuclear fuel contracts and power purchase agreements and the stepped up value of nuclear fuel. Also includes certain credits not recognized in net income due to purchase accounting.
2 2009 amount reflects the completion in the first quarter of 2009 of the fair value calculation supporting the goodwill impairment charge that was recorded in the fourth quarter of 2008.
3 Includes impairment of emission allowances and trade name intangible assets and impairment of land and the natural gas-fueled generation fleet.
4
Accounted for under accounting standards related to stock compensation and excludes capitalized amounts.
5 Includes amounts incurred related to outsourcing, restructuring and other amounts deemed to be in excess of normal recurring amounts.
6 Includes professional fees primarily for retail billing and customer care systems enhancements and incentive compensation.
7 Includes costs related to the Merger, outsourcing transition costs and costs related to certain growth initiatives.
8 Includes the amount received for property damage to certain mining equipment.
9 2009 amount primarily represents reversal of certain liabilities accrued in purchase accounting and recorded as other income, partially offset by restructuring and nonrecurring activities. 2008 amount includes a charge related to the bankruptcy of a subsidiary of Lehman Brothers Holdings Inc. and other restructuring initiatives and nonrecurring activities.
10 Reflects noncapital outage costs.
11 Primarily pre-operating expenses related to Oak Grove and Sandow 5 generation facilities.

Purchase accounting adjustments consist of amounts related to the accretion of an adjustment (discount) to regulatory assets resulting from purchase accounting.
1
Table 3: Oncor Adjusted EBITDA Reconciliation
Twelve Months Ended December 31, 2008 and 2009
$ millions
- 860 Impairment of goodwill
(43) (45) Interest income
1,315
1
(43)
542
492
316
221
(487)
FY 08
(39) Purchase accounting adjustments
1
1,396 EBITDA
1,339 Adjusted EBITDA
25 Transition and business optimization costs and other
346 Interest expense and related charges
557
173
320
FY 09
Net income
Income tax expense
Depreciation and amortization
Factor